Exhibit 99.1
ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2024-1, and BMO Capital Markets Corp.:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) vehicle loans as of January 31, 2024 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2024-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and BMO Capital Markets Corp. (“BMO” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On February 13, 2024, the Company provided an electronic file (the “Data File”) with information for certain vehicle loans included in the Securitization Transaction, which the Company represented was as of the close of business on January 31, 2024.
2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by BMO, to the related retail installment contract provided by the Company, and in instances where consumers changed their address subsequent to the origination of their loan, we compared the state to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
March 8, 2024

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXX0306	35	XXXXX6339	69	XXXXX3238
2	XXXX1369	36	XXXXX6399	70	XXXXX7985
3	XXXX7712	37	XXXXX6961	71	XXXXX0197
4	XXXX2769	38	XXXXX7977	72	XXXXX6303
5	XXXX7322	39	XXXXX4315	73	XXXXX6651
6	XXXX3617	40	XXXXX0973	74	XXXXX2929
7	XXXX8350	41	XXXXX3516	75	XXXXX7550
8	XXXX3357	42	XXXXX3840	76	XXXXX7839
9	XXXX7711	43	XXXXX4871	77	XXXXX0428
10	XXXX3145	44	XXXXX7281	78	XXXXX5443
11	XXXX6917	45	XXXXX0511	79	XXXXX7896
12	XXXX3306	46	XXXXX6763	80	XXXXX5772
13	XXXX5969	47	XXXXX4056	81	XXXXX0429
14	XXXX5222	48	XXXXX2974	82	XXXXX2125
15	XXXX2281	49	XXXXX9461	83	XXXXX5576
16	XXXX8866	50	XXXXX6102	84	XXXXX7307
17	XXXX1894	51	XXXXX4698	85	XXXXX8967
18	XXXX0897	52	XXXXX0850	86	XXXXX9664
19	XXXX3030	53	XXXXX1927	87	XXXXX0653
20	XXXX6337	54	XXXXX8532	88	XXXXX5646
21	XXXX1816	55	XXXXX2704	89	XXXXX4287
22	XXXX2108	56	XXXXX4915	90	XXXXX3942
23	XXXX0829	57	XXXXX4925	91	XXXXX9620
24	XXXX3010	58	XXXXX4028	92	XXXXX0788
25	XXXXX4037	59	XXXXX6061	93	XXXXX5951
26	XXXXX1603	60	XXXXX2213	94	XXXXX3074
27	XXXXX3075	61	XXXXX3320	95	XXXXX5073
28	XXXXX6852	62	XXXXX4536	96	XXXXX4694
29	XXXXX0745	63	XXXXX3477	97	XXXXX4749
30	XXXXX3767	64	XXXXX9445	98	XXXXX5089
31	XXXXX2033	65	XXXXX3741	99	XXXXX2361
32	XXXXX1615	66	XXXXX9322	100	XXXXX2095
33	XXXXX8305	67	XXXXX5312
34	XXXXX7009	68	XXXXX4636